Exhibit 10.7b

                      SEVENTH AMENDMENT TO MORTGAGE LOAN
                             WAREHOUSING AGREEMENT


     THIS SEVENTH AMENDMENT TO MORTGAGE LOAN WAREHOUSING AGREEMENT (the "Amendment") is made as of the ___ day of December, 1999, by and between NOVASTAR MORTGAGE, INC., a Virginia corporation ("NovaStar Mortgage"), NOVASTAR FINANCIAL, INC., a Maryland corporation ("NovaStar Financial"), NOVASTAR CAPITAL, INC., a Delaware corporation ("NovaStar Capital" and, together with NovaStar Mortgage, and NovaStar Financial, the "Companies") and FIRST UNION NATIONAL BANK (formerly known as First Union National Bank of North Carolina), a national banking association (the "Lender").

                                  WITNESSETH

     WHEREAS, the Companies and the Lender are parties to a Mortgage Loan Warehousing Agreement dated as of November 24, 1997, as amended by a First Amendment to Mortgage Loan Warehousing Agreement dated as of February 19, 1998, by a Second Amendment to Mortgage Loan Warehousing Agreement dated as of April 30, 1998, by a Third Amendment to Mortgage Loan Warehousing Agreement dated as of September 3, 1998, by a Fourth Amendment to and Waiver of Mortgage Loan Warehousing Agreement dated as of October 15, 1998, by a Fifth Amendment to Mortgage Loan Warehousing Agreement dated as of November 30, 1998 and by a Sixth Amendment to Mortgage Loan Warehousing Agreement dated as of February 12, 1999 (as so amended, the "Credit Agreement"); and

     WHEREAS, the parties wish to amend the Credit Agreement as set forth below; and

     WHEREAS, subject to and upon the terms and conditions herein set forth, the Lender is willing to continue to make available to the Companies the credit facilities provided for in the Credit Agreement; and

     WHEREAS, a specific condition to the willingness of the Lender to continue to make available to the Companies the credit facilities provided for in the Credit Agreement is the reaffirmation by the Guarantor of the Guaranty; and

     WHEREAS, the Guarantor will derive a material benefit from the continued availability to the Companies of the credit facilities provided for in the Credit Agreement, and therefore the Guarantor is willing to reaffirm the Guaranty;

     NOW, THEREFORE, in consideration of the premises and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     1.   Definitions.  All capitalized terms used herein and not otherwise
          -----------
defined shall have the respective meanings provided to such terms in the Credit Agreement, as amended hereby.

     The definition of the term "Maturity Date" contained in Section 10 of the Credit Agreement is deleted in its entirety and the following paragraph is substituted in lieu thereof:

          "'Maturity Date' shall mean the earlier of (a) June 1, 2000, as such date may be extended from time to time in writing by the Lender, in its sole discretion, and (b) the date the Lender terminates its obligation to make further Loans pursuant to the provisions hereof."

     3. This Amendment shall become effective as of the date hereof, provided that the Lender shall have received by such date the following items:

          a. A copy of this Amendment executed by each of the Companies, the Guarantor and the Lender (whether such parties have signed the same or different copies);

          b. A reaffirmation of the Guaranty (the "Reaffirmation") executed by the Guarantor in favor of the Lender;

          c. Resolutions of each of the Companies and the Guarantor authorizing the execution of this Amendment and the Reaffirmation, respectively; and

          d. A certificate of even date herewith signed by the President, any Vice President or the Treasurer of each of the Companies and the Guarantor certifying that (i) the articles, bylaws and resolutions of each of the Companies and the Guarantor previously delivered to Lender remain in full force and effect except as provided therein, (ii) each of the Companies and the Guarantor remains in good standing, (iii) all representations and warranties of each of the Companies and the Guarantor previously made to Lender remain true, complete and accurate, and (iv) no Event of Default or Potential Default has occurred and is continuing.

     4. This Amendment is limited, and except as set forth herein, shall not constitute the modification, acceptance or waiver of any provision of the Credit Agreement, or any other document or instrument entered into in connection therewith.

     5. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one in the same instrument. A complete set of counterparts shall be lodged with each of the Companies and the Lender.

     6. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of North Carolina.

     7. From and after the date hereof all references in the Credit Agreement and any other document or instrument entered into in connection therewith, to the Credit Agreement shall be named to be references to the Credit Agreement as amended hereby.

     8. The Guarantor joins in the execution and delivery of this Amendment to acknowledge and consent to the terms hereof and hereby reaffirms its obligations under the Guaranty.

     9. THE LENDER, THE GUARANTOR AND THE COMPANIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY RELATING HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT.








IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                                        NOVASTAR MORTGAGE, INC.,
                                        a Virginia corporation

                                        By:
                                             Name: _______________________
                                             Title: Treasurer


                                        NOVASTAR FINANCIAL, INC.,
                                        a Maryland corporation

                                        By:
                                             Name: _______________________
                                             Title: Secretary


                                        NOVASTAR CAPITAL, INC,
                                        a Delaware corporation

                                        By:
                                             Name: _______________________
                                             Title:_______________________


                                        FIRST UNION NATIONAL BANK
                                        (formerly known as First Union
                                        National Bank of North Carolina), a
                                        national banking association

                                        By:
                                             Name:
                                             Title:

                                        GUARANTOR:

                                        NFI HOLDING CORPORATION,
                                        a Delaware corporation

                                        By:
                                             Name: _______________________
                                             Title: Treasurer


                              First Union National Bank
                               One First Union Center

                         301 South College Street
                   Charlotte, North Carolina 28288-0610



NovaStar Financial, Inc.
NovaStar Capital, Inc.
NovaStar Mortgage, Inc.
1901 West 47th Place, Suite 105
Westwood, Kansas 66205


                                                          December 17, 1999


Gentlemen:

     Reference is made to that certain Master Repurchase Agreement dated as of February 12, 1999 (together with the Addendum to the Master Repurchase Agreement dated as of February 12, 1999) among NovaStar Financial, Inc. ("NFI"), NovaStar Capital, Inc. ("NCI") and NovaStar Mortgage, Inc. ("NSM" and together with NFI and NCI, each, individually and jointly and severally, "Seller") and First Union National Bank ("Buyer") (as amended, modified, restated or supplemented from time to time, to be the "Agreement").

     Seller has requested that Buyer amend the Agreement as hereinafter set forth and Buyer is willing to do so on the terms and conditions hereinafter set forth.

     Seller and Buyer agree that the following definitions set forth in
Section 2 of the Agreement are hereby amended in its entirety as follows:

     "Maximum Purchase Amount" shall mean $175,000,000.

     "Term" shall mean the period commencing on February 12, 1999 and ending on June 1, 2000.


     Seller represents and warrants that (a) except as specifically set forth herein, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed,

  (b) this letter and the Agreement, as amended hereby, constitute legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their respective terms,

  (c) no Event of Default or Default has occurred and is continuing or would exist after giving effect to this letter and (d) Seller has no defense, counterclaim or offset with respect to the Agreement.

          The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Buyer, nor constitute a waiver of any provision of the Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

   This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed an original signature hereto.


               [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.


                                        Very truly yours,

                                        FIRST UNION NATIONAL BANK


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR FINANCIAL, INC, as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR MORTGAGE, INC., as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR CAPITAL, INC. as a Seller


                                        By:
                                             Name:
                                             Title:


                    SIGNATURES CONTINUED ON NEXT PAGE)

     If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.

                                        Very truly yours,

                                        FIRST UNION NATIONAL BANK


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR FINANCIAL, INC, as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR MORTGAGE, INC., as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR CAPITAL, INC. as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR MORTGAGE, INC., as a Servicer


                                        By:
                                             Name:
                                             Title:

                                        NFI HOLDING CORPORATION, as Guarantor


                                        By:
                                             Name:
                                             Title:

                         First Union Corporation

                          One First Union Center
                         301 South College Street
                   Charlotte, North Carolina 28288-0610



          NovaStar Certificates Financing Corporation
          1901 West 47th Place, Suite 105
          Westwood, Kansas 66205


                                                  December 17, 1999


          Gentlemen:

     Reference is made to that certain Master Repurchase Agreement dated as of February 12, 1999 (together with the Addendum to the Master Repurchase Agreement dated as of February 12, 1999 "Addendum") among NovaStar Certificates Financing Corporation ("Seller") and First Union Corporation as buyer (Buyer) (as amended, modified, restated or supplemented from time to time, the Agreement)

     Seller has requested that Buyer amend the Agreement as hereinafter set forth and Buyer is willing to do so on the terms and conditions hereinafter set forth.

     Seller and Buyer agree that the following definitions set forth in
Section 2 of the Agreement are hereby amended in their entirety as follows:

     "Maximum Purchase Amount" at any date shall mean $25,000,000 less the aggregate amount of the Repurchase Prices owed to Buyer under and pursuant to the NRFC Repurchase Agreement at such date.

     "Term" shall mean the period commencing on February 12, 1999 and ending on December 17,2001.

     Seller and Buyer agree that Paragraph 27(n) of the Addendum is hereby amended in its entirety as follows:

     "(n) The Seller shall pay Buyer an annual repo fee of $250,000 payable on each of January 31, 2000 and on January 31, 2001. Such fee shall be deemed earned in full on the scheduled payment date and shall not be subject to rebate or proration upon termination of this

Agreement for any reason."


     Seller represents and warrants that (a) except as specifically set forth herein, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed, (b) this letter and the Agreement, as amended hereby, constitute legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their respective terms, (c) no Event of Default or

Default has occurred and is continuing or would exist after giving effect to this letter and (d) Seller has no defense, counterclaim or offset with respect to the Agreement.

The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Buyer, nor constitute a waiver of any provision of the Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed an original signature hereto.

If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.

                                        Very truly yours,

                                        FIRST UNION CORPORATION,
                                         as Buyer


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR CERTIFICATES FINANCING
                                         CORPORATION, as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR FINANCIAL, INC., as a Guarantor


                                             Name:
                                             Title:

     The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Buyer, nor constitute a waiver of any provision of the Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed an original signature hereto.

If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.

                                        Very truly yours,

                                        FIRST UNION CORPORATION,
                                        as Buyer


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR CERTIFICATES FINANCING
                                         CORPORATION, as a Seller


                                        By:
                                             Name:
                                             Title:


                                        NOVASTAR FINANCIAL, INC., as a Guarantor


                                        By:
                                             Name:
                                             Title:

                         First Union Corporation
                          One First Union Center
                         301 South College Street
                   Charlotte, North Carolina 28288-0610


          NovaStar REMIC Financing Corporation
          1901 West 47th Place, Suite 105
          Westwood, Kansas 66205

                                                          December 17, 1999

          Gentlemen:

     Reference is made to that certain Master Repurchase Agreement dated as of February 12, 1999 (together with the Addendum to the Master Repurchase Agreement dated as of February 12, 1999 "Addendum") among NovaStar REMIC Financing Corporation. ("Seller") and First Union Corporation as buyer ("Buyer") (as amended, modified, restated or supplemented from time to time, the "Agreement").

     Seller has requested that Buyer amend the Agreement as hereinafter set forth and Buyer is willing to do so on the terms and conditions hereinafter set forth.

     Seller and Buyer agree that the following definitions set forth in
Section 2 of the Agreement are hereby amended in their entirety as follows:

     "Maximum Purchase Amount" at any date shall mean $25,000,000 less the aggregate amount of the Repurchase Prices owed to Buyer under and pursuant to the NCFC Repurchase Agreement at such date.

     "Term" shall mean the period commencing on February 12, 1999 and ending on December 17,2001.

     Seller and Buyer agree that Paragraph 27(n) of the Addendum is hereby amended in its entirety as follows:

     "(n) The Seller shall pay Buyer an annual repo fee of $250,000 payable on each of January 31, 2000 and on January 31, 2001. Such fee shall be deemed earned in full on the scheduled payment date and shall not be subject to rebate or proration upon termination of this Agreement for any reason.


     Seller represents and warrants that (a) except as specifically set forth herein, the Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed, (b) this letter and the Agreement, as amended hereby, constitute legal, valid and binding obligations of Seller and are enforceable against Seller in accordance with their respective terms,

(c) no Event of Default or Default has occurred and is continuing or would exist after giving effect to this letter and (d) Seller has no defense, counterclaim or offset with respect to the Agreement.


     The execution, delivery and effectiveness of this letter shall not operate as a waiver of any right, power or remedy of Buyer, nor constitute a waiver of any provision of the Agreement, or any other documents, instruments or agreements executed and/or delivered thereunder or in connection therewith.

     This letter may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature delivered by a party via telecopier shall be deemed an original signature hereto.


               [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This Letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.


                                        Very truly yours,

                                        FIRST UNION CORPORATION,
                                        as Buyer


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR REMIC FINANCING CORPORATION,
                                         as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR MORTGAGE, INC., as a Guarantor


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR FINANCIAL, INC. as a Guarantor


                                        By:
                                             Name:
                                             Title:

                                        NFI HOLDING CORPORATION, as Guarantor


                                        By:
                                             Name:
                                             Title:

     If you are in agreement with the foregoing, kindly execute this letter agreement ("Letter Agreement") in the space provided below and return same to the undersigned. This letter Agreement shall become effective upon Buyer's receipt of four (4) copies of this Letter Agreement executed by each of the undersigned.


                                        Very truly yours,

                                        FIRST UNION CORPORATION,
                                        as Buyer


                                        By:
                                             Name:
                                             Title:

                                        CONSENTED AND AGREED TO:

                                        NOVASTAR REMIC FINANCING CORPORATION,
                                         as a Seller


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR MORTGAGE, INC., as a Guarantor


                                        By:
                                             Name:
                                             Title:

                                        NOVASTAR FINANCIAL, INC. as a Guarantor


                                        By:
                                             Name:
                                             Title:

                                        NFI HOLDING CORPORATION, as Guarantor


                                        By:
                                             Name:
                                             Title: